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                                                                    EXHIBIT 99.2

                          SUBORDINATED PROMISSORY NOTE

(euro)9,000,000                                                   March 8, 2005
                                                            Germantown, Maryland

      FOR VALUE RECEIVED, the undersigned, OPTELECOM, INC., a Delaware corporation ("Optelecom") hereby unconditionally promises to pay to DRAKA HOLDING, N.V., a limited liability company organized under the laws of The Netherlands, or its permitted assigns (the "Holder"), in cash, the principal amount of NINE MILLION Euro ((euro)9,000,000), with interest on the unpaid principal balance at the rate and on the terms provided herein.

      1. Agreement. This Subordinated Promissory Note (this "Note") is issued in connection with the Share Purchase Agreement (the "Agreement"), dated as of March 8, 2005, by and among Optelecom, the Holder, NKF Vastgoed B.V., a private company with limited liability organized in the Netherlands, and NKF Electronics, B.V., a private company with limited liability organized in the Netherlands ("NKF Electronics"), and shall be deemed to be the Subordinated Note to which reference is made in the Agreement. The Holder is entitled to the benefits of (and subject to the obligations expressly contained in) this Note and may exercise the remedies provided for hereby and thereby or otherwise available in respect hereto and thereto. Reference is made to the Agreement for various rights, obligations and duties of the parties thereto, including certain setoff rights in favor of Optelecom. The principal amount of this Note is subject to adjustment pursuant to Section 1.4(c) of the Agreement. Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Agreement.

      2. Interest Rate; Payment. The outstanding principal amount of this Note shall bear interest at a rate of SIX PERCENT (6%) per annum from the date hereof until the entire principal amount of, and any interest on, this Note shall be paid in full. Interest shall be calculated based on a 360-day year for the number of days elapsed. The Taxable Portion Installment (as defined in Section 3 hereof) shall be due and payable on each anniversary of this Note as provided in
Section 3. The principal amount outstanding under this Note, together with all accrued and unpaid interest thereon (the "Maturity Payment"), shall be due and payable in full on March 8, 2010 (the "Maturity Date"). The Maturity Payment shall be paid by wire transfer of immediately available funds to the Holder's account listed on Schedule 1.3(a) to the Agreement (the "Bank Account") or at such other bank as may be specified in writing from time to time not later than two (2) business days prior thereto by the Holder to Optelecom. Optelecom shall have the right, without premium or penalty, to prepay this Note in whole or in part at any time before the Maturity Date, together with accrued and unpaid interest. Without limiting the foregoing, after the later to occur of (i) 3 years after the date hereof, or (ii) the payment in full of the Acquisition Debt (as defined in Section 6), Optelecom, in its discretion, may (without limiting the provisions of Section 3 hereof) pay some portion of the interest in cash. Partial prepayments shall be applied first to accrued and unpaid interest through the date of such prepayment and then to reduce the principal balance of this Note.

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      3.    Taxable Portion Installments.

            (a) For purposes of this Note, the term "Taxable Portion Installment" means (i) ONE HUNDRED SIXTY TWO THOUSAND Euro ((euro)162,000) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) on the first anniversary of this Note, (ii) ONE HUNDRED SIXTY EIGHT THOUSAND EIGHT HUNDRED FOUR Euro ((euro)168,804) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) on the second anniversary of this Note, (iii) ONE HUNDRED SEVENTY FIVE THOUSAND EIGHT HUNDRED NINETY FOUR Euro ((euro)175,894) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) on the third anniversary of this Note, and (iv) ONE HUNDRED EIGHTY THREE THOUSAND TWO HUNDRED EIGHTY ONE Euro ((euro)183,281) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) on the fourth anniversary of this Note. Optelecom shall pay to the Holder the applicable Taxable Portion Installment either, at the sole discretion of Optelecom, by (i) the issuance of shares of common stock of Optelecom ("Optelecom Common Stock") in accordance with Section 3(b), or (ii) the payment of cash (a "Cash Payment Amount") to the Holder's Bank Account on or before each anniversary of this Note. If Optelecom has issued Optelecom Common Stock to the Holder for any Taxable Portion Installment in accordance with Section 3(b) on or before the date that is one year prior to the date such Taxable Portion Installment is due, Optelecom will be deemed to have irrevocably elected not to pay the Holder such Taxable Portion Installment in cash; if, on the other hand, Optelecom has not so issued Optelecom Common Stock to the Holder for such Taxable Portion Installment on or before the date that is one year prior to the date such Taxable Portion Installment is due, Optelecom will be deemed to have irrevocably elected to pay the Holder such Taxable Portion Installment in cash on the date such Taxable Portion Installment is due.

            (b) Optelecom may effect the payment of each Taxable Portion Installment by the issuance (which shall be irrevocable and non-refundable) of shares of Optelecom Common Stock, as follows:

                  (i) With respect to the Taxable Portion Installment to be paid on the first anniversary of this Note, if Optelecom does not elect to make a Cash Payment Amount in satisfaction of such Taxable Portion Installment, then on the date of this Note, Optelecom shall issue to the Holder that number of shares of Optelecom Common Stock (the "First Installment Shares") equal to the quotient (rounded to the nearest whole number) determined by dividing (A) ONE HUNDRED SIXTY TWO THOUSAND EURO ((euro)162,000) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) by (B) the Adjusted Per Share Amount (as defined herein) as of the date of this Note.

                  (ii) With respect to the Taxable Portion Installment to be paid on the second anniversary of this Note, if Optelecom does not elect to make a Cash Payment Amount in satisfaction of such Taxable Portion Installment, then on the first anniversary of this Note, Optelecom shall issue to the Holder that number of shares of Optelecom Common Stock (the "Second Installment Shares") equal to the quotient (rounded to the nearest whole number)

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determined by dividing (A) ONE HUNDRED SIXTY EIGHT THOUSAND EIGHT HUNDRED FOUR
EURO ((euro)168,804) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) by
(B) the Adjusted Per Share Amount as of the first anniversary of this Note.

                  (iii) With respect to the Taxable Portion Installment to be paid on the third anniversary of this Note, if Optelecom does not elect to make a Cash Payment Amount in satisfaction of such Taxable Portion Installment, then on the second anniversary of this Note, Optelecom shall issue to the Holder that number of additional shares of Optelecom Common Stock (the "Third Installment Shares") equal to the quotient (rounded to the nearest whole number) determined by dividing (A) ONE HUNDRED SEVENTY FIVE THOUSAND EIGHT HUNDRED NINETY FOUR EURO ((euro)175,894) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) by
(B) the Adjusted Per Share Amount as of the second anniversary of this Note.

                  (iv) With respect to the Taxable Portion Installment to be paid on the fourth anniversary of this Note, if Optelecom does not elect to make a Cash Payment Amount in satisfaction of such Taxable Portion Installment, then on the third anniversary of this Note, Optelecom shall issue to the Holder that number of additional shares of Optelecom Common Stock (the "Fourth Installment Shares") equal to the quotient (rounded to the nearest whole number) determined by dividing (A) ONE HUNDRED EIGHTY THREE THOUSAND TWO HUNDRED EIGHTY ONE Euro ((euro)183,281) (subject to adjustment in the event of an adjustment in the principal amount of this Note pursuant to Section 1.4(c) of the Agreement) by
(B) the Adjusted Per Share Amount as of the third anniversary of this Note.

                  (v) For purposes of this Note, the term "Adjusted Per Share Amount" shall mean the quotient determined by dividing (A) 80% of the Average Per Share Amount (as defined herein), (B) by the Euro Currency Equivalent (as defined herein). For purposes of this Note, the term "Average Per Share Amount" means, on any date of determination, the average of the per share closing prices of Optelecom Common Stock for the 15 consecutive trading days ending on the date that is two (2) Business Days prior to such date of determination. For purposes of this Note, the term "Euro Currency Equivalent" means, on the date that is two
(2) Business Days prior to any date of determination, the amount of Euros which results from the sale of a given amount in Dollars, determined at the rate of exchange quoted generally by the Bank (as defined in Section 6) to its customers as the market rate of foreign exchange for the sale of Dollars for Euros.

            (c) The Holder shall not sell, exchange, deliver or assign, dispose of, bequeath or gift, pledge, mortgage, hypothecate or otherwise encumber, transfer or permit to be transferred, whether voluntarily, involuntarily or by operation of law, all or any part of the shares of Optelecom Common Stock issued pursuant to this Section 3 except in compliance with the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws.

            (d) Each certificate of Optelecom Common Stock issued pursuant to this Section 3 shall be stamped or otherwise imprinted with a legend substantially similar to the following:

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                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES ACT, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS A REGISTRATION STATEMENT COVERING SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE ACT OR THE TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE ACT.

            (f) In the event (i) any Cash Payment Amount is due and payable under Section 3(a), and (ii) at the time such Cash Payment Amount is due and payable, or immediately after the payment of such Cash Payment Amount, there shall be any Senior Indebtedness Default (as defined in Section 6(b)(ii)), then the Holder agrees that such Cash Payment Amount shall not be made by Optelecom, and the Holder shall not be entitled to receive such Cash Payment Amount until the date on which such Senior Indebtedness Default shall have been cured or waived.

      4. Events of Default. Any of the following shall constitute an "Event of Default" under this Note:

            (a) default in the payment of any Taxable Portion Installment or the Maturity Payment when due and payable for a period of fifteen (15) days following written notice to Optelecom and the Bank (as defined in Section 6) of such default; provided, however, and by its acceptance of this Note, the Holder agrees that (i) Optelecom's failure to pay any amount due under this Note by reason of any valid claim of setoff in accordance with Article 6 of the Agreement and the outstanding principal amount hereunder shall correspondingly be reduced by the amount of any such setoff, and (ii) Optelecom's payment of any amount due under this Note into escrow in accordance with Article 6 of the Agreement pending resolution of a claim under Article 6 of the Agreement that is pending at the time such payment is due shall not be deemed an Event of Default hereunder;

            (b) any default in the observance or performance by Optelecom of any Covenant set forth in Section 8.1(a) or Section 8.2, which default is not cured within fifteen (15) days following written notice to Optelecom and the Bank of such default;

            (c) default in the observance or performance by Optelecom of any Covenant (other than as described in Section 4(b)), which default is not cured within thirty (30) days following written notice to Optelecom and the Bank of such default;

            (d) any petition in bankruptcy being filed by or against Optelecom or NKF Electronics or any proceedings in bankruptcy, insolvency or under any other laws relating to the relief of debtors being commenced by or against Optelecom or NKF Electronics, either through reorganization, composition, extension or otherwise and which, in the case of any involuntary proceedings shall be acquiesced to by Optelecom or NKF Electronics or shall continue for a period of ninety (90) days undismissed or unstayed; or

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            (e)   acceleration of the Senior Indebtedness (as defined in Section
                  6(a)).

      5.    Acceleration; Change in Control.

            (a) Acceleration upon an Event of Default. Subject to Section 6 of this Note, upon an Event of Default, the Holder may, at its option, by notice in writing to Optelecom and the Bank, declare this Note to be, and the Note shall thereupon be, forthwith due and payable, together with accrued and unpaid interest thereon, provided, that upon the occurrence of an Event of Default under Section 4(d), this Note shall automatically be deemed to be due and payable, together with accrued and unpaid interest thereon, without any further action by the Holder and, subject to Section 6, all amounts payable under this Note shall be immediately due and payable.

            (b) Acceleration upon a Change in Control. Subject to Section 6 of this Note, upon a Change in Control (as defined herein) of Optelecom or NKF Electronics (each, an "Optelecom Entity"), Holder may, at its option, by notice in writing to Optelecom and the Bank, declare this Note to be, and the Note shall thereupon be, forthwith due and payable, together with accrued and unpaid interest thereon. For purposes of this Note, the term "Change in Control" means, with respect to any Optelecom Entity:

                                            (i) A transaction or series of
                                            transactions in which any Person or
                                            group (within the meaning of
                                            Sections 13(d) and 14(d) of the
                                            Securities Exchange Act of 1934, as
                                            amended (the "Exchange Act")), other
                                            than an Optelecom Entity or a
                                            trustee or other fiduciary holding
                                            securities under an employee benefit
                                            plan of an Optelecom Entity or a
                                            corporation owned directly or
                                            indirectly by the stockholders of an
                                            Optelecom Entity in substantially
                                            the same proportions as their
                                            ownership of stock of such Optelecom
                                            Entity, becomes the beneficial owner
                                            (within the meaning of Rule 13(d)(3)
                                            under the Exchange Act), directly or
                                            indirectly, of securities
                                            representing 50% or more of the
                                            combined voting power of such
                                            Optelecom Entity's then-outstanding
                                            securities entitled generally to
                                            vote for the election of directors;

                                            (ii) Such Optelecom Entity's
                                            stockholders approve an agreement to
                                            merge or consolidate with another
                                            corporation (other than a
                                            majority-controlled subsidiary of
                                            such Optelecom Entity) unless such
                                            Optelecom Entity's stockholders
                                            immediately before the merger or
                                            consolidation are to own more than
                                            50% of the combined voting power of
                                            the resulting entity's voting
                                            securities entitled generally to
                                            vote for the election of directors;
                                            or

                                            (iii) Such Optelecom Entity's
                                            stockholders approve an agreement
                                            (including, without limitation, an
                                            agreement of

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                        liquidation) to sell or otherwise dispose of all or
                        substantially all of the Assets and Properties of such Optelecom Entity.

      6.    Senior Indebtedness.

            (a)   In this Note, the term "Senior Indebtedness" means:

                  (i) a term loan made by Manufacturers and Traders Trust Company (together with its successors and assigns, including any successor by virtue of any refinancing constituting Acquisition Debt (as hereinafter defined), the "Bank") to Optelecom in the amount of Nine Million One Hundred Fifty Two Thousand Eight Hundred Seventy Dollars and 40/100 Cents ($9,152,870.40) and any refinancing or other modification of such term loan (provided that, except as permitted under Section 6(a)(v), any such refinancing or other modification of such term loan shall not increase the aggregate outstanding principal amount thereof and shall not extend the term of such term loan beyond the Maturity Date), and any debentures, notes or other evidence of indebtedness issued in exchange for such term loan, in all cases whether direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint or several, and including without limitation all interest, late fees, and collection costs associated with such term loan (the "Optelecom Term Loan");

                  (ii) a term loan made by the Bank to NKF Electronics in the amount of Four Million Eighty Eight Thousand Euro ((euro)4,088,000) and any refinancing or other modification of such term loan (provided that, except as permitted under Section 6(a)(v), any such refinancing or other modification of such term loan shall not increase the aggregate outstanding principal amount thereof and shall not extend the term of such term loan beyond the Maturity
Date), and any debentures, notes or other evidence of indebtedness issued in exchange for such term loan, in all cases whether direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint or several, and including without limitation all interest, late fees, and collection costs associated with such term loan (the "NKF Term Loan" and together with the Optelecom Term Loan, the "Acquisition Debt");

                  (iii) a revolving credit facility or facilities provided by the Bank to Optelecom and NKF Electronics in an amount not to exceed FIVE MILLION Dollars ($5,000,000) (or the Euro currency equivalent of FIVE MILLION Dollars ($5,000,000)) and any debentures, notes or other evidence of indebtedness issued in exchange for such revolving credit facility or facilities, in all cases whether direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, joint or several, and including without limitation all interest, late fees, and collection costs associated with such revolving credit facility or facilities (the "Optelecom Revolver");

                  (iv) additional indebtedness (including, without limitation, the Revolvers, other revolving credit facilities, purchase money indebtedness, capitalized lease facilities, or other indebtedness) up to an amount that together with the amount of the Optelecom Revolver does not exceed EIGHT MILLION Dollars ($8,000,000) in the aggregate at any time or from time to time; and

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                  (v)   additional indebtedness equal to the sum of the
                        following amounts:

                                            (A) the amount determined by
                                            multiplying (I) the aggregate amount
                                            of Acquisition Debt repaid on or
                                            before March 8, 2006, by (II) 0.8,

                                            (B) the amount determined by
                                            multiplying (I) the aggregate amount
                                            of Acquisition Debt repaid after
                                            March 8, 2006 and on or before March
                                            8, 2007, by (II) 0.7,

                                            (C) the amount determined by
                                            multiplying (I) the aggregate amount
                                            of Acquisition Debt repaid after
                                            March 8, 2007 and on or before March
                                            8, 2008, by (II) 0.6, and

                                            (D) the amount determined by
                                            multiplying (I) the aggregate amount
                                            of Acquisition Debt repaid after
                                            March 8, 2008, by (II) 0.5.

            (b) By its acceptance of this Note, the Holder agrees that all amounts payable to the Holder hereunder shall be junior in right of payment and priority of security, if any, to the Senior Indebtedness to the extent and in the manner set forth in herein.

                  (i) Without limiting the foregoing, the Holder agrees that no payment of principal or interest hereunder, other than the Taxable Portion Installments, shall be made by Optelecom, and the Holder shall not be entitled to receive any such payment, until such time as the Acquisition Debt has been paid and satisfied in full (provided that, for purposes of clarification, no refinancing or other modification of the Acquisition Debt that increases the aggregate outstanding principal amount thereof or extends the term thereof beyond the Maturity Date shall constitute Acquisition Debt for purposes of this
Section 6(b)).

                  (ii) Additionally, without limiting the foregoing, the Holder agrees that no payment of principal or interest hereunder, other than the Taxable Portion Installments, shall be made by Optelecom, and the Holder shall not be entitled to receive any such payment, if at the time of any such payment, or if immediately after such a payment, (A) Optelecom shall be in default in the payment of any principal of, premium, if any, or interest on, or any other amounts due with respect to, any Senior Indebtedness owed to the Bank or any other creditor, and all applicable grace or cure periods shall have expired (a "Senior Payment Default"), or (B) there shall have occurred and be continuing any other default with respect to any Senior Indebtedness of Optelecom owed to the Bank (but not to any other creditor) or any document relating to such Senior Indebtedness (a "Senior Indebtedness Document") and all applicable grace or cure periods shall have expired (a "Senior Covenant Default" and any such Senior Payment Default or Senior Covenant Default, a "Senior Indebtedness Default"), which Senior Indebtedness Default would entitle the holder of such Senior Indebtedness, or any trustee therefor, to declare the principal of such Senior Indebtedness, if not already due and payable, to be due and payable, unless and until such Senior Indebtedness Default shall have been cured or waived or shall cease to exist.

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            (c) Anything herein to the contrary notwithstanding, in the event that a Senior Covenant Default shall have occurred and be continuing and, as a result, an Event of Default has occurred under Section 4(a) hereof due to the restrictions set forth in Section 6(b)(ii), the restrictions set forth in
Section 6(b)(ii) shall, unless all of the Senior Indebtedness in respect of which such Senior Covenant Default relates (which Senior Indebtedness shall constitute all Senior Indebtedness outstanding under any Senior Indebtedness Document in respect of which such Senior Covenant Default relates) shall have been declared due and payable under any acceleration provision applicable thereto and such declaration shall not have been waived, rescinded or annulled, cease to apply upon the earliest of (i) 180 days after the date of such Event of Default under Section 4(a), (ii) the date on which such Senior Covenant Default under such Senior Indebtedness shall have been cured or waived or, (iii) the 181st day during any period of 365 consecutive days on which payments that are due and payable under this Note are prohibited under Section 6(b)(ii) hereof by virtue of one or more Senior Covenant Defaults.

            (d) In the event of any bankruptcy proceeding, insolvency proceeding, receivership, liquidation, reorganization, dissolution or assignment for the benefit of creditors of Optelecom (each, a "Proceeding"), the Bank shall be entitled to receive payment in full in cash of all of the Senior Indebtedness of Optelecom before the Holder is entitled to receive any payment or other distribution on account of this Note. In connection with any Proceeding, no payment to the Bank shall be deemed to have been made until the Bank actually has received the payment. Without limiting the generality of the preceding sentence, the Bank shall not be deemed to have received payment by virtue solely of the approval or implementation of a reorganization plan in bankruptcy or in any other Proceeding.

            (e) If the Holder receives any payment or distribution on account of this Note before all of the Senior Indebtedness is paid in cash in full, and if such payment or distribution is not expressly permitted under this Note, then such payment or distribution shall be received and held in trust by the Holder for the ratable benefit of the Bank and shall promptly be paid over, ratably, to the Bank (to the extent of any outstanding Senior Indebtedness).

            (f) Upon the occurrence of an Event of Default or a Change in Control hereunder, the Holder may exercise all the rights and remedies available to it under Section 5(a) and 5(b) (as applicable), and may exercise all other rights and remedies available to it under applicable law or under this Note for collection or enforcement of this Note, the Agreement or the Pledge Agreement (as defined in Section 7 hereof); provided that, except as set forth in the immediately succeeding sentence, the Holder shall not commence or continue any action, suit or proceeding against Optelecom or its assets, or exercise any other remedies available to it at law or under this Note, the Agreement or the Pledge Agreement, for collection or enforcement of this Note for a period of One Hundred Eighty (180) days after (i) the date of an Event of Default under
Section 4(a), 4(b), or 4(c) hereof; (ii) the date all or any portion of the Senior Indebtedness of Optelecom or NKF Electronics is accelerated; or (iii) the Maturity Date if on the Maturity Date there exists any Senior Indebtedness Default or any condition which, with notice or lapse of time, or both, would constitute a Senior Indebtedness Default. Notwithstanding the foregoing proviso, during such 180-day period, the Holder may take such actions as are necessary to preserve the Holder's claims against Optelecom in respect of any amounts due under this Note (including, without limitation, filing a proof of claim, furnishing notices of default, filing and

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prosecuting lawsuits with respect to non-payment obligations, filing but not otherwise prosecuting a law suit for the enforcement of payment obligations and other similar actions) if an Event of Default under this Note has occurred and is continuing and the Holder has provided written notice to the Bank of such Event of Default.

            (g) Without the prior written consent of the Bank, the Holder and Optelecom shall not amend, restate, modify, replace, or otherwise in any manner alter this Note (each, a "Note Modification") if any such Note Modification has the effect of increasing the outstanding principal amount hereof or of modifying the provisions of this Section 6 in a manner that adversely affects the Bank.

            (h) By the Holder's acceptance of this Note, the Holder agrees that
(i) the provisions of this Section 6, and other provisions of this Note that relate to the Senior Indebtedness and the Holder's subordination of all amounts payable hereunder to the payment of the Senior Indebtedness, are for the benefit of the Bank and holders from time to time of the Senior Indebtedness, and, so long as any Senior Indebtedness remains unpaid, may not be rescinded or canceled in whole or in part without the prior written consent thereto of the Senior Lender; (ii) the Bank may rely on this Section 6 and the other provisions of this Note that relate to the Senior Indebtedness and the Holder's subordination of all amounts payable hereunder to the payment of the Senior Indebtedness; and
(iii) the Bank shall be a third party beneficiary hereof and as such shall be entitled to enforce this Section 6.

      7. Security. This Note is secured by that certain Deed of Pledge of Shares in NKF Electronics dated the date hereof by and among Optelecom, the Holder and NKF Electronics (the "Pledge Agreement") under which certain capital shares of NKF Electronics are being pledged to the Holder to secure Optelecom's obligations hereunder, as more particularly described therein. The Holder hereby acknowledges and consents that any security interest granted to it under the Pledge Agreement is subject and subordinated to the rights granted to the Bank under this Note, and that in case of an Event of Default, the following limitations shall apply to the Holder's rights under the Pledge Agreement (collectively the "Senior Debt Rights"):

            (a) The Holder shall not exercise any remedies available to it under the Pledge Agreement, (i) at any time prior to the payment and satisfaction in full of the Acquisition Debt, and (ii) for a period of One Hundred Eighty (180) days after any of the events set forth in clauses (i), (ii) or (iii) of Section 6(f) hereof.

            (b) The Holder hereby acknowledges and agrees that in order to secure Optelecom's obligations to the Bank under the Acquisition Debt and the Optelecom Revolver, Optelecom has pledged sixty five percent (65%) of the issued share capital of NKF Electronics (the "NKF Capital Stock") to the Bank to secure Optelecom's obligations to the Bank (such pledge being hereinafter called the "Bank Stock Pledge"). If at any time the Bank exercises its rights under the Bank Stock Pledge and desires in connection with the exercise of such rights to sell, exchange, convey, or otherwise transfer, in a commercially reasonable manner, in one or a series of related transactions to one or more independent third parties (each, a "Purchaser"), all of the NKF Capital Stock (a "NKF Stock Sale"), then the Bank may require the Holder to participate in such NKF Stock Sale by delivering written notice of the NKF Stock Sale to the Holder, and the Holder agrees that upon receipt of such written notice it shall (A) consent to such

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NKF Stock Sale and take such actions as are reasonably necessary to evidence its consent to such NKF Stock Sale and to evidence that each Purchaser is acquiring the NKF Capital Stock free and clear of any liens created under the Pledge Agreement; (B) to the extent it has possession of the NKF Capital Stock, deliver the NKF Capital Stock to the Bank; (C) to the extent the NKF Capital Stock is registered in the name of the Holder, deliver to the Bank stock powers or other authorization that will induce the transfer agent or other registrar of the NKF Capital Stock to change the registration to that of the Bank, or the Purchaser of the NKF Capital Stock as the Bank deems to be reasonably necessary to affect the sale of the NKF Stock Sale; (D) to the extent deemed reasonably necessary by the Bank to affect the sale of the NKF Capital Stock, join the sale to effect the transfer by entering into any purchase and sale agreement or other agreement under the terms of which such sale is consummated, and (E) do all things that the bank deems to be reasonably necessary to affect the sale of the NKF Capital Stock. The Holder further agrees that upon consummation of any NKF Stock Sale, its only right with respect to the NKF Capital Stock shall solely be to receive that portion, if any, of the aggregate proceeds received from the Purchaser(s) in the NKF Stock Sale (the "Sale Proceeds") equal to the lesser of (x) thirty five percent (35%) of the Sale Proceeds, or (y) the amount of Sale Proceeds remaining after the Acquisition Debt has been paid and satisfied in full, and any and all other rights of the Holder under the Pledge Agreement or otherwise with respect to the NKF Capital Stock shall terminate and have no further force and effect.

            (c) By the Holder's acceptance of this Note, the Holder agrees that
(i) the provisions of this Section 7, and other provisions of this Note and the Pledge Agreement that relate to the Senior Debt Rights and the Holder's subordination of all amounts payable hereunder to the payment of the Acquisition Debt and the Optelecom Revolver, are for the benefit of the Bank and holders from time to time of the Acquisition Debt and the Optelecom Revolver, and, so long as any of the Acquisition Debt or the Optelecom Revolver remain unpaid, may not be rescinded or canceled in whole or in part without the prior written consent thereto of the Bank; (ii) the Bank may rely on this Section 7 and the other provisions of this Note that relate to the Senior Debt Rights and the Holder's subordination of all amounts payable hereunder to the payment of the Acquisition Debt and the Optelecom Revolver; and (iii) the Bank shall be a third party beneficiary hereof and as such shall be entitled to enforce this Section 7.


      8.    Covenants of Optelecom.

            8.1 Affirmative Covenants. Until this Note is paid in full, Optelecom agrees and covenants as follows (the "Affirmative Covenants"):

                  (a) Notice of Defaults. Optelecom shall promptly notify the Holder of (i) any default or any condition which, with notice or lapse of time, or both, would constitute an Event of Default, and (ii) any acceleration of all or any portion of the Senior Indebtedness.

                  (b) SEC Filings. For so long as Optelecom is registered under the Exchange Act, Optelecom shall provide the Holder with copies of all statements, reports, schedules, forms, exhibits and other documents filed by Optelecom with the Securities and Exchange Commission (the "SEC") or otherwise furnished to the stockholders of Optelecom after the date hereof (the "SEC Documents") under the Securities Act of 1933, as amended (the

"Securities Act"), the Exchange Act and/or the rules and regulations promulgated thereunder within twenty (20) days after such SEC Documents are filed with the SEC or furnished to stockholders, as the case may be.

                  (c) Financial Statements and Notices. If Optelecom is no longer registered with the SEC under the Exchange Act, Optelecom shall provide the Holder with copies of the following materials:

                        (i) its unaudited quarterly and year-to-date financial statements (including a quarterly, year-to-date, and trailing twelve (12)-month (when applicable) balance sheet, profit and loss statement and cash flow statement) within forty-five (45) days from the end of each fiscal quarter;

                        (ii) its audited year-end balance sheet, profit and loss statement and cash flow statement within one hundred twenty (120) days of such accounting year-end, which shall be audited by an independent accounting firm in accordance with U.S. GAAP;

                        (iii) any notices furnished to stockholders of Optelecom; and

                        (vi) notice of an Material Adverse Change of Purchaser.

            8.2 Negative Covenants. Until this Note is paid in full, Optelecom covenants and agrees with the Holder not to do any of the following without the prior written consent of the Holder (the "Negative Covenants" and collectively with the Affirmative Covenants, the "Covenants"):

                  (a) Additional Indebtedness. Neither Optelecom nor any of its Subsidiaries shall incur any indebtedness for borrowed money, or guarantee the indebtedness or other obligations of any other person, other than the incurrence or guaranty of Permitted Debt (as defined herein). For purposes of this Note, the term "Permitted Debt" shall mean:

                        (i) the Senior Indebtedness;

                        (ii) any payables incurred in the ordinary course of business;

                        (iii) any indebtedness that is junior in right of payment and priority of security, if any, to the obligations under this Note on terms no less favorable than those set forth on Exhibit A hereto; and

                        (iv) after such time as the Acquisition Debt has been repaid in full, any indebtedness equal to the amount of any prepayment of principal and/or interest under this Note.

                  (b) Distributions. Optelecom shall not make or cause to be made any distribution of cash or other property of Optelecom to any of its stockholders, whether such distribution would be characterized as a dividend or otherwise, or otherwise repurchase any shares of capital stock of Optelecom, other than repurchases of capital stock from employees pursuant to agreements providing for such repurchase as a result of termination of employment.

                  (c) Affiliate Transactions. Neither Optelecom nor its Subsidiaries shall purchase or sell any property or services, borrow or lend money or property from or to, or co-invest in any transaction with any of their respective Affiliates, except for inter-company loans between Optelecom and its Subsidiaries and except for reasonable and customary employment compensation arrangements and except for transactions entered into or incurred on an arm's-length basis on commercially reasonable terms.

            8.3 Tax Covenants. Optelecom agrees that it will (i) calculate, accrue and report for all United States federal income tax purposes all interest and original issue discount income (to the Holder) and expense (to Optelecom) with respect to this Note, taking into account the Taxable Portion Installments paid in Optelecom Common Stock in accordance with Section 3(b) hereof as if paid on date such shares are issued; (ii) not treat the Holder as the owner of any Optelecom Common Stock issued to the Holder in accordance with Section 3 hereof for any United States federal income tax purpose unless and until the date such shares are issued; (iii) treat any interest under this Note (whether paid in cash or Optelecom Common Stock) as interest that is "portfolio interest" for purposes of Sections 871(h) and 881(c) of the Internal Revenue Code of 1986 as amended; (iv) treat any interest payable hereunder as eligible for exemption from United States federal income tax pursuant to Article 12 of the Convention Between the United States of America and the Kingdom of the Netherlands for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income; and (v) will perform any applicable reporting on United States Internal Revenue Service Forms 1042 and 1042-S with respect to payments hereunder, consistent with the foregoing.

      9.    Miscellaneous.

            (a) All payments of cash under this Note shall be made to the Holder by wire transfer to the Holder's Bank Account as the Holder may from time to time direct. No extension of time for payment of any amount owing hereunder shall otherwise affect the liability of Optelecom for payment of the indebtedness evidenced hereby. No delay by the Holder in exercising any power or right hereunder shall operate as a waiver of any power or right hereunder.

            (b) A delay by the Holder in exercising a right or remedy with respect to this Note shall not constitute a waiver thereof; a waiver of a default, right or remedy shall not constitute a waiver of a subsequent default, right or remedy; and a single or partial exercise of a right or remedy shall not preclude another or further exercise thereof or the exercise of another right or remedy.

            (c) Optelecom waives demand, presentment, protest and, except as expressly set forth herein, all other demands and notices of any kind, and no partial payment shall discharge Optelecom from liability hereon in whole or in part (except to the extent of such partial payments).

            (d) Optelecom may not assign its obligations under this Note.

            (e) Except as provided for herein, no waiver or modification of the terms of this Note shall be valid unless in writing signed by Optelecom and the Holder.

            (f) This Note shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles or rules regarding conflicts of laws, other than such principles directing application of the laws of the State of Delaware.

            (g) In case any provision contained herein (or part thereof) shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or other unenforceability shall not affect any other provision (or the remaining part of the affected provision) hereof, but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent that such provision is invalid, illegal, or unenforceable. No provision of this Note shall be construed or shall operate to require Optelecom to pay interest in an amount or at a rate greater than the maximum rate allowed from time to time under applicable law.

            (h) Any legal action or proceeding with respect to this Note or for recognition and enforcement of any judgment in respect hereof brought by the Holder or its successors or assigns shall be brought and determined by either
(i) a state court or federal court sitting in the State of Delaware, or (ii) an appropriate court sitting in Amsterdam, The Netherlands, and the Holder and Optelecom hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each of the Holder and Optelecom hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counter claim or otherwise, in any action or proceeding with respect to this Note, (A) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process, (B) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (C) to the fullest extent permitted by applicable law, that (I) the suit, action or proceeding in any such court is brought in an inconvenient forum, (II) the venue of such suit, action or proceeding is improper and (III) this Note, or the subject matter hereof, may not be enforced in or by such courts.

                  (i) IN ANY ACTION OR PROCEEDING ARISING HEREFROM, THE PARTIES HERETO CONSENT TO TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, REGARDLESS OF THE FORM OF ACTION OR PROCEEDING.

            (j) Any notice or other communication required or permitted hereunder shall be in writing and shall be sent to such addresses and in such manner as is described in the Agreement.

            (k) No right, power or remedy conferred hereby shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

            (l) Upon receipt of evidence reasonably satisfactory to Optelecom of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to Optelecom from the Holder or, in the case of mutilation, upon surrender of the mutilated Note, Optelecom shall make and deliver a new Note of like tenor in lieu of this Note.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered by its authorized officer as of the date first written above.

                               OPTELECOM, INC.

                               By    /s/  Edmund Ludwig
                                     ------------------------------
                                    Name: Edmund Ludwig
                                    Title: President and CEO

                               AGREED AND ACKNOWLEDGED:

                               DRAKA HOLDING, N.V.

                                     /s/ Joyce L.H. Winnubst
                               ------------------------------------
                               Name: Joyce L.H. Winnubst
                               Title: Holder of a power of attorney